Exhibit 99.1

ALERE INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On October 10, 2014, Alere Inc. (“Alere” or the “Company”) completed the sale of its subsidiary Alere Accountable Care Solutions, LLC (“ACS”) to ACS Acquisition, LLC (the “Purchaser”), pursuant to the terms of a Membership Interest Purchase Agreement among Alere, Alere Health Improvement Company, ACS and Sumit Nagpal. In connection with the sale of ACS, Alere also agreed to sell its subsidiary Wellogic ME FZ – LLC (“Wellogic,” together with ACS, the “ACS Companies”) to the Purchaser, subject to the satisfaction of routine requirements of Dubai law relating to the transfer of equity. The Company expects the closing of the sale of Wellogic to occur during the fourth quarter of 2014. Both ACS and Wellogic were included in the Company’s health information solutions segment. The purchase price for the ACS Companies consists of cash proceeds of $2.00 at closing and contingent consideration of up to an aggregate of $7.0 million, consisting of (i) payments based on the gross revenues of the ACS Companies, (ii) payments to be made in connection with financing transactions by the Purchaser or the ACS Companies and (iii) payments to be made in connection with a sale by the Purchaser of the ACS Companies. In connection with the sale, Alere agreed to reimburse the Purchaser for up to $750,000 of the Purchaser’s and the ACS Companies’ transitional expenses.

The following unaudited pro forma consolidated financial statements give effect to the divestiture as if it had been completed on January 1, 2011 for income statement purposes, and as if it had been completed on June 30, 2014 for balance sheet purposes, subject to the assumptions and adjustments as described in the accompanying notes. The Company has presented periods beginning on January 1, 2011 as management has concluded that the disposition will qualify for discontinued operations treatment under ASC-250-20 and such treatment has not yet been reflected in the annual or interim historical financial statements. The unaudited pro forma consolidated financial statements were prepared in accordance with the regulations of the Securities and Exchange Commission (the “SEC”) and should not be considered indicative of the financial position or results of operations that would have occurred if the divestiture had been consummated on the dates indicated, nor are they indicative of the future financial position or results of operations of the Company.

In accordance with SEC regulations, the unaudited pro forma consolidated financial statements reflect adjustments to the extent they are directly attributable to the divestiture, factually supportable and, for income statement purposes, are expected to have a continuing impact on Alere’s operating results.

The unaudited pro forma consolidated financial statements are based upon and should be read in conjunction with the historical consolidated financial statements of Alere included in its Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Report on Form 10-Q for the six months ended June 30, 2014.

ALERE INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

JUNE 30, 2014

(in thousands)

	As Reported	Pro Forma Net Assets Sold (a)		Pro Forma Adjustments		As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$398,802	$(140)		$(65	)(b)	$398,597
Restricted cash	10,268	(100)		—		10,168
Marketable securities	802	—		—		802
Accounts receivable	537,605	(1,589)		—		536,016
Inventories, net	368,153	—		—		368,153
Deferred tax assets	63,094	—		(139	)(d)	62,955
Prepaid expenses and other current assets	126,602	(274)		5,820	(e)	132,148

Total current assets	1,505,326	(2,103)		5,616		1,508,839
Property, plant and equipment, net	541,873	(1,116)		—		540,757
Goodwill	3,113,367	—		—		3,113,367
Other intangible assets with indefinite lives	52,351	—		—		52,351
Finite-lived intangible assets, net	1,567,850	(17,988)		—		1,549,862
Restricted cash	28,886	—		—		28,886
Deferred financing costs, net, and other non-current assets	79,165	—		—		79,165
Investments in unconsolidated entities	91,503	—		—		91,503
Deferred tax assets	8,008	—		(1,083	)(f)	6,925
Non-current income tax receivable	2,336	—		—		2,336

Total assets	$6,990,665	$(21,207)		$4,533		$6,973,991

LIABILITIES AND EQUITY

Current liabilities:
Short-term debt and current portion of long-term debt	$63,757	$—		$—		$63,757
Current portion of capital lease obligations	5,739	—		—		5,739
Accounts payable	217,927	(603)		—		217,324
Accrued expenses and other current liabilities	381,694	(1,486)		(881	)(c)	379,327

Total current liabilities	669,117	(2,089)		(881)		666,147

Long-term liabilities:
Long-term debt, net of current portion	3,724,009	—		—		3,724,009
Capital lease obligations, net of current portion	13,825	—		—		13,825
Deferred tax liabilities	293,150	—		—		293,150
Other long-term liabilities	221,782	(63)		(23,869	)(g)	197,850

Total long-term liabilities	4,252,766	(63)		(23,869)		4,228,834

Commitments and contingencies
Stockholders’ equity:
Series B preferred stock	606,468	—		—		606,468
Common stock	90	—		—		90
Additional paid-in capital	3,334,349	(31,913)		—		3,302,436
Accumulated deficit	(1,692,103)	12,858		29,283	(h)	(1,649,962)
Treasury stock	(184,971)	—		—		(184,971)
Accumulated other comprehensive loss	(103)	—		—		(103)

Total stockholders’ equity	2,063,730	(19,055	)(i)	29,283	(i)	2,073,958
Non-controlling interests	5,052	—		—		5,052

Total equity	2,068,782	(19,055)		29,283		2,079,010

Total liabilities and equity	$6,990,665	$(21,207)		$4,533		$6,973,991

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

ALERE INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF LOSS

SIX MONTHS ENDED JUNE 30, 2014

(in thousands, except per share amounts)

	As Reported	Pro Forma Adjustments		As Adjusted
Net product sales	$998,870	$—		$998,870
Services revenue	443,879	(988	)(j)	442,891

Net product sales and services revenue	1,442,749	(988)		1,441,761
License and royalty revenue	11,816	—		11,816

Net revenue	1,454,565	(988)		1,453,577

Cost of net product sales	520,600	—		520,600
Cost of services revenue	240,144	(2,738	)(j)(l)	237,406

Cost of net product sales and services revenue	760,744	(2,738)		758,006
Cost of license and royalty revenue	2,664	—		2,664

Cost of net revenue	763,408	(2,738)		760,670

Gross profit	691,157	1,750		692,907
Operating expenses:
Research and development	76,129	—		76,129
Sales and marketing	297,727	(1,535	)(j)(m)	296,192
General and administrative	299,482	(4,670	)(j)(n)(p)	294,812
Loss on disposition	638	—		638

Operating income	17,181	7,955		25,136
Interest expense, including amortization of original issue discounts and deferred financing costs	(104,195)	—		(104,195)
Other income (expense), net	7,341	32	(j)	7,373

Loss before benefit for income taxes	(79,673)	7,987		(71,686)
Benefit for income taxes	(16,528)	2,989	(k)	(13,539)

Loss before equity earnings of unconsolidated entities, net of tax	(63,145)	4,998		(58,147)
Equity earnings of unconsolidated entities, net of tax	7,439	—		7,439

Net loss	(55,706)	4,998		(50,708)
Less: Net income attributable to non-controlling interests	170	—		170

Net loss attributable to Alere Inc. and Subsidiaries	(55,876)	4,998		(50,878)
Preferred stock dividends	(10,559)	—		(10,559)

Net loss available to common stockholders	$(66,435)	$4,998		$(61,437)

Basic and diluted net loss per common share attributable to Alere Inc. and Subsidiaries:	$(0.81)	$0.07		$(0.74)

Weighted-average shares — basic and diluted	82,518			82,518

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

ALERE INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF LOSS

SIX MONTHS ENDED JUNE 30, 2013

(in thousands, except per share amounts)

	As Reported	Pro Forma Adjustments		As Adjusted
Net product sales	$1,029,838	$—		$1,029,838
Services revenue	464,467	(1,221	)(j)	463,246

Net product sales and services revenue	1,494,305	(1,221)		1,493,084
License and royalty revenue	8,929	—		8,929

Net revenue	1,503,234	(1,221)		1,502,013

Cost of net product sales	506,267	—		506,267
Cost of services revenue	244,968	(1,648	)(j)(l)	243,320

Cost of net product sales and services revenue	751,235	(1,648)		749,587
Cost of license and royalty revenue	3,255	—		3,255

Cost of net revenue	754,490	(1,648)		752,842

Gross profit	748,744	427		749,171

Operating expenses:
Research and development	81,954	(1,592	)(j)	80,362
Sales and marketing	315,878	(1,635	)(j)(m)	314,243
General and administrative	276,019	(5,085	)(j)(n)(p)	270,934

Total operating expenses	673,851	(8,312)		665,539

Operating income	74,893	8,739		83,632
Interest expense, including amortization of original issue discounts and deferred financing costs	(149,852)	—		(149,852)
Other income (expense), net	593	14	(j)	607

Loss before benefit for income taxes	(74,366)	8,753		(65,613)
Benefit for income taxes	(19,004)	3,409	(k)	(15,595)

Loss before equity earnings of unconsolidated entities, net of tax	(55,362)	5,344		(50,018)
Equity earnings of unconsolidated entities, net of tax	7,485	—		7,485

Net loss	(47,877)	5,344		(42,533)
Less: Net income attributable to non-controlling interests	242	—		242

Net loss attributable to Alere Inc. and Subsidiaries	(48,119)	5,344		(42,775)
Preferred stock dividends	(10,559)	—		(10,559)

Net loss available to common stockholders	$(58,678)	$5,344		$(53,334)

Basic and diluted net loss per common share attributable to Alere Inc. and Subsidiaries:	$(0.72)	$0.06		$(0.66)

Weighted-average shares — basic and diluted	81,255			81,255

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

ALERE INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF LOSS

YEAR ENDED DECEMBER 31, 2013

(in thousands, except per share amounts)

	As Reported	Pro Forma Adjustments		As Adjusted
Net product sales	$2,072,463	$—		$2,072,463
Services revenue	929,750	(2,365	)(j)	927,385

Net product sales and services revenue	3,002,213	(2,365)		2,999,848
License and royalty revenue	27,229	—		27,229

Net revenue	3,029,442	(2,365)		3,027,077

Cost of net product sales	1,028,520	—		1,028,520
Cost of services revenue	491,420	(5,806	)(j)(l)	485,614

Cost of net product sales and services revenue	1,519,940	(5,806)		1,514,134
Cost of license and royalty revenue	7,763	—		7,763

Cost of net revenue	1,527,703	(5,806)		1,521,897

Gross profit	1,501,739	3,441		1,505,180
Operating expenses:
Research and development	160,802	(1,592	)(j)	159,210
Sales and marketing	639,834	(3,381	)(j)(m)	636,453
General and administrative	561,227	(11,637	)(j)(n)(p)	549,590
Loss on disposition	5,124	—		5,124

Operating income	134,752	20,051		154,803
Interest expense, including amortization of original issue discounts and deferred financing costs	(255,656)	—		(255,656)
Other income (expense), net	(13,128)	18	(j)	(13,110)

Loss before benefit for income taxes	(134,032)	20,069		(113,963)
Benefit for income taxes	(46,311)	7,864	(k)	(38,447)

Loss before equity earnings of unconsolidated entities, net of tax	(87,721)	12,205		(75,516)
Equity earnings of unconsolidated entities, net of tax	17,443	—		17,443

Net loss	(70,278)	12,205		(58,073)
Less: Net income attributable to non-controlling interests	976	—		976

Net loss attributable to Alere Inc. and Subsidiaries	(71,254)	12,205		(59,049)
Preferred stock dividends	(21,293)	—		(21,293)

Net loss available to common stockholders	$(92,547)	$12,205		$(80,342)

Basic and diluted net loss per common share attributable to Alere Inc. and Subsidiaries:	$(1.13)	$0.14		$(0.99)

Weighted-average shares — basic and diluted	81,542			81,542

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

ALERE INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF LOSS

YEAR ENDED DECEMBER 31, 2012

(in thousands, except per share amounts)

	As Reported	Pro Forma Adjustments		As Adjusted
Net product sales	$1,913,731	$—		$1,913,731
Services revenue	876,518	(1,496	)(j)	875,022

Net product sales and services revenue	2,790,249	(1,496)		2,788,753
License and royalty revenue	28,576	—		28,576

Net revenue	2,818,825	(1,496)		2,817,329

Cost of net product sales	932,150	—		932,150
Cost of services revenue	450,999	(2,289	)(j)(l)(o)	448,710

Cost of net product sales and services revenue	1,383,149	(2,289)		1,380,860
Cost of license and royalty revenue	7,354	—		7,354

Cost of net revenue	1,390,503	(2,289)		1,388,214

Gross profit	1,428,322	793		1,429,115

Operating expenses:
Research and development	183,001	—		183,001
Sales and marketing	643,423	(1,860	)(j)(m)	641,563
General and administrative	492,766	(10,526	)(j)(n)(p)	482,240

Total operating expenses	1,319,190	(12,386)		1,306,804

Operating income	109,132	13,179		122,311
Interest expense, including amortization of original issue discounts and deferred financing costs	(240,560)	—		(240,560)
Other income (expense), net	9,957	1	(j)	9,958

Loss before benefit for income taxes	(121,471)	13,180		(108,291)
Benefit for income taxes	(30,319)	4,883	(k)	(25,436)

Loss before equity earnings of unconsolidated entities, net of tax	(91,152)	8,297		(82,855)
Equity earnings of unconsolidated entities, net of tax	13,245	—		13,245

Net loss	(77,907)	8,297		(69,610)
Less: Net income attributable to non-controlling interests	275	—		275

Net loss attributable to Alere Inc. and Subsidiaries	(78,182)	8,297		(69,885)
Preferred stock dividends	(21,293)	—		(21,293)

Net loss available to common stockholders	$(99,475)	$8,297		$(91,178)

Basic and diluted net loss per common share attributable to Alere Inc. and Subsidiaries:	$(1.23)	$0.10		$(1.13)

Weighted-average shares — basic and diluted	80,587			80,587

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

ALERE INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF LOSS

YEAR ENDED DECEMBER 31, 2011

(in thousands, except per share amounts)

	As Reported	Pro Forma Adjustments		As Adjusted
Net product sales	$1,683,132	$—		$1,683,132
Services revenue	679,922	(35	)(j)	679,887

Net product sales and services revenue	2,363,054	(35)		2,363,019
License and royalty revenue	23,473	—		23,473

Net revenue	2,386,527	(35)		2,386,492

Cost of net product sales	795,424	—		795,424
Cost of services revenue	338,232	(108	)(j)(l)	338,124

Cost of net product sales and services revenue	1,133,656	(108)		1,133,548
Cost of license and royalty revenue	7,036	—		7,036

Cost of net revenue	1,140,692	(108)		1,140,584

Gross profit	1,245,835	73		1,245,908
Operating expenses:
Research and development	150,165	—		150,165
Sales and marketing	565,583	(57	)(j)(m)	565,526
General and administrative	399,330	(391	)(j)(n)(p)	398,939
Goodwill impairment charge	383,612	—		383,612

Operating loss	(252,855)	521		(252,334)
Interest expense, including amortization of original issue discounts and deferred financing costs	(203,971)	—		(203,971)
Other income (expense), net	1,883	—		1,883
Gain on sale of joint venture interest	288,896	—		288,896

Loss before benefit for income taxes	(166,047)	521		(165,526)
Benefit for income taxes	(24,214)	177	(k)	(24,037)

Loss before equity earnings of unconsolidated entities, net of tax	(141,833)	344		(141,489)
Equity earnings of unconsolidated entities, net of tax	8,524	—		8,524

Net loss	(133,309)	344		(132,965)
Less: Net income attributable to non-controlling interests	233	—		233

Net loss attributable to Alere Inc. and Subsidiaries	(133,542)	344		(133,198)
Preferred stock dividends	(22,049)	—		(22,049)
Preferred stock repurchase	23,936	—		23,936

Net loss available to common stockholders	$(131,655)	$344		$(131,311)

Basic and diluted net loss per common share attributable to Alere Inc. and Subsidiaries:	$(1.58)	$0.00		$(1.58)

Weighted-average shares — basic and diluted	83,128			83,128

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

ALERE INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(a)	Represents the assets and liabilities assumed by the acquirer.
(b)	Represents net consideration paid in connection with the divestiture, including cash proceeds of $2.00, less $65 thousand of transaction costs.
(c)	Includes $750 thousand of estimated liabilities incurred in connection with the divestiture, offset by $1.631 million representing the current portion of the gain on change in fair value of contingent consideration because the obligation fell away in connection with the transaction. See Note (g).
(d)	Represents the elimination of a deferred tax asset.
(e)	Represents $7.242 million arising from adjustments for the tax benefits on the loss on disposition, offset by a deferred tax liability of $1.422 million.
(f)	Represents the reversal of deferred tax assets associated the divestiture.
(g)	Represents the long-term portion of the gain on change in fair value of contingent consideration. See also Note (c).
(h)	Represents net impact of adjustments (b), (c), (d), (e), (f) and (g) above, as follows:

(in thousands)

Cash proceeds	$—	(b)
Transaction costs	(65	)(b)
Deferred tax asset (current)	(139	)(d)
Estimated tax benefit on loss, net of deferred tax liability eliminated	5,820	(e)
Deferred tax assets (non-current)	(1,083	)(f)
Estimated liabilities resulting from divestiture	(750	)(c)
Gain on change in fair value of contingent consideration	25,500	(c)(g)

Total	$29,283

(i)	Represents net assets and liabilities assumed by the acquirer, resulting in a loss on disposition/impairment as follows:

(in thousands)

Net assets and liabilities assumed by acquirer	$(19,055	)(a)
Transaction costs	(65	)(b)
Estimated tax benefit on loss	7,242	(e)
Estimated liabilities resulting from divestiture	(750	)(c)

Loss on disposition/impairment	(12,628)

Gain on change in fair value of contingent consideration, net of tax of $2,644	22,856

Total impact on equity resulting from divestiture	$10,228

(j)	Represents adjustments to eliminate the historical sales and related cost of sales and operating expenses from the Company’s consolidated statement of income.
(k)	Represents estimated taxes at blended statutory rates ranging by year from 37% to 41%.
(l)	Includes amortization of intangibles (software) of $0.9 million, $0.5 million, $2.8 million, $1.1 million and $0.1 million, respectively, for the six months ended June 30, 2014 and 2013 and for the years ended December 31, 2013, 2012 and 2011.
(m)	Includes amortization of intangibles (trade names) of $0.0 thousand, $50.0 thousand, $94.1 thousand, $105.9 thousand and $5.9 thousand, respectively, for the six months ended June 30, 2014 and 2013 and for the years ended December 31, 2013, 2012 and 2011.
(n)	Includes amortization of intangibles (non-compete agreement) of $6.0 thousand, $6.0 thousand, $12.0 thousand, $12.7 thousand and $0.7 thousand, respectively, for the six months ended June 30, 2014 and 2013 and for the years ended December 31, 2013, 2012 and 2011.
(o)	Includes restructuring charges of $15.1 thousand.
(p)	Includes (decrease) increase in acquisition date contingent consideration fair value of $(1.3) million, $1.8 million, $3.3 million, $4.5 million, and $0.2 million, respectively, for the six months ended June 30, 2014 and 2013 and for the years ended December 31, 2013, 2012 and 2011.
(q)	The following table summarizes the amounts from (j), (k), (l), (m), (n), (o) and (p) above:

(in thousands):

	For the six months ended June 30,		For the years ended December 31,
	2014	2013	2013	2012	2011
Amortization of intangibles:
Cost of services revenue	$943	$514	$2,794	$1,089	$61
Sales and marketing	—	50	94	106	6
General and administrative	6	6	12	13	1
Change in fair value of contingent consideration:
General and administrative	(1,250)	1,800	3,300	4,500	200
Restructuring charges:
Cost of services revenue	—	—	—	15	—

Total charges	$(301)	$2,370	$6,200	$5,723	$268